SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) October 23, 1995



                                  CORDIS CORPORATION

                              (Exact name of registrant
                             as specified in its charter)


              Florida            0-3274                   59-0870525

              (State or other    (Commission              (IRS Employer
              jurisdiction of    File Number)             Identification No.)
              incorporation)


               5200 Blue Lagoon Drive, Suite 200, Miami, Florida 33126
                       (Address of principal executive offices)


        Registrant's telephone number, including area code: (305) 824-2000

         14201 N. W. 60th Avenue, Miami Lakes, Florida 33014 (305) 824-2000
         ------------------------------------------------------------------
            (Former name or former address, if changed since last report)


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          Item 5.   Other Events.

          On October 23, 1995, the Board of Directors of Cordis
          Corporation approved an amendment to the By-laws to include the following provision in Article I, Section 5:

               In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors shall fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten business days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record or other person seeking to take corporate action by written consent or to have the stockholders authorize action to be taken by written consent, shall, by written notice to the Secretary of the Corporation, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten business days after the date upon which such a request is received, adopt a resolution fixing a record date. If a request for the fixing of a record date is not made and received by the Secretary prior to the delivery of a written consent to the Corporation, the Board of Directors shall promptly, but in all events within ten business days after the date on which such a consent is delivered to the Corporation, adopt a resolution fixing a record date. If no record date has been fixed by the Board of Directors within ten business days of the date on which such a request is received or within ten business days of the date on which such consent is delivered, whichever is earlier, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which such a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

                                      SIGNATURE
                                      ---------


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             CORDIS CORPORATION



          Date:  October 23, 1995            By:/s/ Alfred J. Novak
                                                ---------------------
                                                Alfred J. Novak
                                                Vice President and,
                                                Chief Financial Officer